Exhibit 10

                              SULLIVAN & WORCESTER
                             ONE POST OFFICE SQUARE
                           BOSTON, MASSACHUSETTS 02109






                                                         Boston
                                                         January 22, 1996


Prudential Mutual Fund
  Management, Inc.
One Seaport Plaza
New York, N.Y.  10292

                      Re: Prudential Government Securities Trust Post-Effective Amendment on Form N-1A

Ladies and Gentlemen:

    You have requested our opinion as to certain matters of Massachusetts law in connection with the filing by Prudential Government Securities Trust (formerly "Prudential-Bache Government Securities Trust," and originally, "Chancellor Government Securities Trust"), a Massachusetts trust with transferable shares (the "Trust"), pursuant to Section 24(e) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, of Post-Effective Amendment No. 25 to the Trust's Registration Statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), Registration No. 2-74139, and Post-Effective Amendment No. 26 to the Trust's Registration Statement under the Investment Company Act of 1940, as amended, Registration No. 811-3264 (collectively, the "Amendment").

    We have acted as Massachusetts counsel to the Trust in connection with the preparation of the Amendment and the authorization by the Trustees of the Trust of the issuance and sale of the shares of beneficial interest, $.01 par value, of the Trust (the "Shares") which are to be registered pursuant to the Amendment. In this connection we have examined and are familiar with the Trust's Declaration of Trust dated September 22, 1981, as amended and restated by an Amended and Restated Declaration of Trust dated September 6, 1988, and further amended by a Certificate of Amendment dated March 1, 1991, and as supplemented by a Certificate of Establishment and Designation of Series dated November 1, 1990 (the "Original Certificate"), as amended by an instrument dated July 27, 1995 and further amended by an instrument dated January 19, 1996 (the Original Certificate, as so amended and further amended, the "Certificate", and such Declaration of Trust, as so restated and amended, and further amended, and as supplemented by the Certificate, the "Declaration, as amended"), the Bylaws of the Trust, the Amendment, substantially in the form in which it is to be filed with the Securities and Exchange Commission (the "SEC"), the most recent forms of the Prospectus (the "Prospectus") and the Statement of Additional Information (the "SAI") included in the Registration Statement, the actions of the Trustees to organize the Trust and to authorize the issuance of its Shares, certificates of Trustees and officers of



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the  Trust  and of  public  officials  as to  matters  of fact,  and such  other
documents   and   instruments,   certified  or  otherwise   identified   to  our
satisfaction, and such questions of law and fact, as we have considered necessary or appropriate for purposes of the opinions expressed herein. We have assumed the genuineness of the signatures on, and the authenticity of, all documents furnished to us, and the conformity to the originals of documents submitted to us as certified copies, which facts we have not independently verified.

    Based upon and subject to the foregoing, we hereby advise you that, in our opinion, under the laws of The Commonwealth of Massachusetts:

    1. The Trust has been duly organized and is validly existing as a trust with transferable shares of the type commonly called a Massachusetts business trust.

    2. The Trust is authorized to issue an unlimited number of Shares; the Shares to be registered pursuant to the Amendment have been duly and validly authorized by all requisite action of the Trustees of the Trust, and no action of the shareholders of the Trust is required in such connection.

    3. The Shares, when duly sold, issued and paid for as contemplated by the Prospectus and the SAI, will be validly and legally issued, fully paid and nonassessable by the Trust.

    With respect to the opinion stated in paragraph 3 above, we wish to point out that the shareholders of a Massachusetts business trust may under some circumstances be subject to assessment at the instance of creditors to pay the obligations of such trust in the event that its assets are insufficient for the purpose.

    This letter expresses our opinions as to the provisions of the Declaration and the laws of Massachusetts applying to business trusts generally, but does not extend to the Massachusetts Securities Act, or to federal securities or other laws.

    You may rely upon the foregoing opinions in rendering your opinion letter on the same matters which is to be filed with the Amendment as an exhibit to the Registration Statement, and we hereby consent to the reference to us in the Prospectus, and to the filing of this letter with the SEC as an exhibit to the Registration Statement. In giving such consent, we do not thereby concede that we come within the category of persons whose consent is required under Section 7 of the Securities Act.

                                    Very truly yours,



                                    SULLIVAN & WORCESTER
                                    (A REGISTERED LIMITED LIABILITY PARTNERSHIP)


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